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CUSIP No. 14141A108               SCHEDULE 13D                     Page 24 of 34
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         EXHIBIT 1
         to Schedule 13D


                             JOINT FILING AGREEMENT


                  Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the Schedule 13D to which this Agreement is attached as an Exhibit (the "Schedule 13D"), and any amendments thereto, will be filed with the Securities and Exchange Commission jointly on behalf of the undersigned. This Agreement may be executed in one or more counterparts.

Dated:  September 12, 2005

                        PERSEUS ACQUISITION/RECAPITALIZATION FUND, L.L.C.

                        By:     Perseus Acquisition/Recapitalization
                                Management, L.L.C., its Managing Member

                        By:     Perseuspur, L.L.C.,
                                its Managing Member

                        By:     /s/ Rodd Macklin
                                --------------------------------------
                                Name:  Rodd Macklin
                                Title: Secretary and Treasurer


                        PERSEUS MARKET OPPORTUNITY FUND, L.P.

                        By: Perseus Market Opportunity Partners, L.P., its General Partner

                        By: Perseus Market Opportunity Partners GP, L.L.C., its General Partner

                        By:     Perseus, L.L.C.,
                                its Managing Member

                        By:     Perseuspur, L.L.C,
                                its Managing Member

                        By:     /s/ Rodd Macklin
                                --------------------------------------
                                Name:  Rodd Macklin
                                Title: Secretary and Treasurer

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CUSIP No. 14141A108               SCHEDULE 13D                     Page 25 of 34
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                       CARDIAC SCIENCE CO-INVESTMENT, L.P.

                       By:     Perseus Acquisition/Recapitalization
                               Management, L.L.C., its General Partner

                       By:     Perseuspur, L.L.C.,
                               its Managing Member

                       By:     /s/ Rodd Macklin
                               --------------------------------------
                               Name:  Rodd Macklin
                               Title: Secretary and Treasurer



                       PERSEUS ACQUISITION/RECAPITALIZATION MANAGEMENT, L.L.C.

                       By:     Perseuspur, L.L.C.,
                               its Managing Member

                       By:     /s/ Rodd Macklin
                               --------------------------------------
                               Name:  Rodd Macklin
                               Title: Secretary and Treasurer



                       PERSEUS MARKET OPPORTUNITY PARTNERS, L.P.

                       By: Perseus Market Opportunity Partners GP, L.L.C., its General Partner

                       By:     Perseus, L.L.C.,
                               its Managing Member

                       By:     Perseuspur, L.L.C,
                               its Managing Member

                       By:     /s/ Rodd Macklin
                               --------------------------------------
                               Name:  Rodd Macklin
                               Title: Secretary and Treasurer



                       PERSEUS MARKET OPPORTUNITY PARTNERS GP, L.L.C.

                       By:     Perseus, L.L.C.,
                               its Managing Member

                       By:     Perseuspur, L.L.C,
                               its Managing Member

                       By:     /s/ Rodd Macklin
                               --------------------------------------
                               Name:  Rodd Macklin
                               Title: Secretary and Treasurer

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CUSIP No. 14141A108               SCHEDULE 13D                     Page 26 of 34
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                       PERSEUS, L.L.C.

                       By:     Perseuspur, L.L.C,
                               its Managing Member

                       By:     /s/ Rodd Macklin
                               --------------------------------------
                               Name:  Rodd Macklin
                               Title: Secretary and Treasurer


                       PERSEUSPUR, L.L.C.

                       By:     /s/ Rodd Macklin
                               --------------------------------------
                               Name:  Rodd Macklin
                               Title: Secretary and Treasurer



                       FRANK H. PEARL

                               /s/ Rodd Macklin
                               --------------------------------------
                               Name:  Rodd Macklin
                               Title: Attorney-in-Fact

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CUSIP No. 14141A108               SCHEDULE 13D                     Page 27 of 34
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                                     ANNEX A

     Executive Officers of Perseus Acquisition/Recapitalization Fund, L.L.C.

Name/Title/Citizenship                 Principal Occupation              Business Address
----------------------                 --------------------              ----------------
Frank H. Pearl                        Executive officer of Perseus,      2099 Pennsylvania Avenue
Chairman, President and Chief         LLC and its related entities       Suite 900
Executive Officer                                                        Washington, D.C. 20006-1813
United States

Kenneth M. Socha                      Executive officer of Perseus,      2099 Pennsylvania Avenue
Senior Managing Director              LLC and its related entities       Suite 900
United States                                                            Washington, D.C. 20006-1813

Rodd Macklin                          Executive officer of Perseus,      2099 Pennsylvania Avenue
Secretary and Treasurer               LLC and its related entities       Suite 900
United States                                                            Washington, D.C. 20006-1813

Ray E. Newton, III                    Executive officer of Perseus,      2099 Pennsylvania Avenue
Managing Director                     LLC and its related entities       Suite 900
United States                                                            Washington, D.C. 20006-1813

         Except as otherwise disclosed elsewhere in this Schedule 13D, to the best of the Reporting Persons' knowledge:

         (a) None of the above persons hold any Common Stock or securities derivative thereof.

         (b) None of the above persons has any contracts, arrangements, understandings or relationships with respect to the Common Stock or securities derivative thereof.

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CUSIP No. 14141A108               SCHEDULE 13D                     Page 28 of 34
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                                     ANNEX B

           Executive Officers of Perseus Market Opportunity Fund, L.P.

Name/Title/Citizenship                 Principal Occupation              Business Address
----------------------                ---------------------              ----------------
Frank H. Pearl                        Executive officer of Perseus,      2099 Pennsylvania Avenue
Chairman, President and Chief         LLC and its related entities       Suite 900
Executive Officer                                                        Washington, D.C. 20006-1813
United States

Kenneth M. Socha                      Executive officer of Perseus,      2099 Pennsylvania Avenue
Senior Managing Director              LLC and its related entities       Suite 900
United States                                                            Washington, D.C. 20006-1813

Rodd Macklin                          Executive officer of Perseus,      2099 Pennsylvania Avenue
Secretary and Treasurer               LLC and its related entities       Suite 900
United States                                                            Washington, D.C. 20006-1813


         Except as otherwise disclosed elsewhere in this Schedule 13D, to the best of the Reporting Persons' knowledge:

         (a) None of the above persons hold any Common Stock or securities derivative thereof.

         (b) None of the above persons has any contracts, arrangements, understandings or relationships with respect to the Common Stock or securities derivative thereof.

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CUSIP No. 14141A108               SCHEDULE 13D                     Page 29 of 34
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                                     ANNEX C

            Executive Officers of Cardiac Science Co-Investment, L.P.

Name/Title/Citizenship                 Principal Occupation              Business Address
----------------------                ---------------------              ----------------
Frank H. Pearl                        Executive officer of Perseus,      2099 Pennsylvania Avenue
Chairman, President and Chief         LLC and its related entities       Suite 900
Executive Officer                                                        Washington, D.C. 20006-1813
United States
Kenneth M. Socha                      Executive officer of Perseus,      2099 Pennsylvania Avenue
Senior Managing Director              LLC and its related entities       Suite 900
United States                                                            Washington, D.C. 20006-1813
Rodd Macklin                          Executive officer of Perseus,      2099 Pennsylvania Avenue
Secretary and Treasurer               LLC and its related entities       Suite 900
United States                                                            Washington, D.C. 20006-1813

         Except as otherwise disclosed elsewhere in this Schedule 13D, to the best of the Reporting Persons' knowledge:

         (a) None of the above persons hold any Common Stock or securities derivative thereof.

         (b) None of the above persons has any contracts, arrangements, understandings or relationships with respect to the Common Stock or securities derivative thereof.

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CUSIP No. 14141A108               SCHEDULE 13D                     Page 30 of 34
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                                     ANNEX D

         Executive Officers of Perseus Market Opportunity Partners, L.P.

Name/Title/Citizenship                 Principal Occupation              Business Address
----------------------                ---------------------              ----------------
Frank H. Pearl                        Executive officer of Perseus,      2099 Pennsylvania Avenue
Chairman, President and Chief         LLC and its related entities       Suite 900
Executive Officer                                                        Washington, D.C. 20006-1813
United States

Kenneth M. Socha                      Executive officer of Perseus,      2099 Pennsylvania Avenue
Senior Managing Director              LLC and its related entities       Suite 900
United States                                                            Washington, D.C. 20006-1813

Rodd Macklin                          Executive officer of Perseus,      2099 Pennsylvania Avenue
Secretary and Treasurer               LLC and its related entities       Suite 900
United States                                                            Washington, D.C. 20006-1813


         Except as otherwise disclosed elsewhere in this Schedule 13D, to the best of the Reporting Persons' knowledge:

         (a) None of the above persons hold any Common Stock or securities derivative thereof.

         (b) None of the above persons has any contracts, arrangements, understandings or relationships with respect to the Common Stock or securities derivative thereof.

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CUSIP No. 14141A108               SCHEDULE 13D                     Page 31 of 34
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                                     ANNEX E

      Executive Officers of Perseus Market Opportunity Partners GP, L.L.C.

Name/Title/Citizenship                 Principal Occupation              Business Address
----------------------                ---------------------              ----------------
Frank H. Pearl                        Executive officer of Perseus,      2099 Pennsylvania Avenue
Chairman, President and Chief         LLC and its related entities       Suite 900
Executive Officer                                                        Washington, D.C. 20006-1813
United States

Kenneth M. Socha                      Executive officer of Perseus,      2099 Pennsylvania Avenue
Senior Managing Director              LLC and its related entities       Suite 900
United States                                                            Washington, D.C. 20006-1813

Rodd Macklin                          Executive officer of Perseus,      2099 Pennsylvania Avenue
Secretary and Treasurer               LLC and its related entities       Suite 900
United States                                                            Washington, D.C. 20006-1813


         Except as otherwise disclosed elsewhere in this Schedule 13D, to the best of the Reporting Persons' knowledge:

         (a) None of the above persons hold any Common Stock or securities derivative thereof.

         (b) None of the above persons has any contracts, arrangements, understandings or relationships with respect to the Common Stock or securities derivative thereof.

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CUSIP No. 14141A108               SCHEDULE 13D                     Page 32 of 34
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                                     ANNEX F

                      Executive Officers of Perseus, L.L.C.

Name/Title/Citizenship                 Principal Occupation              Business Address
----------------------                ---------------------              ----------------
Frank H. Pearl                        Executive officer of Perseus,      2099 Pennsylvania Avenue
Chairman, President and Chief         LLC and its related entities       Suite 900
Executive Officer                                                        Washington, D.C. 20006-1813
United States

Kenneth M. Socha                      Executive officer of Perseus,      2099 Pennsylvania Avenue
Senior Managing Director              LLC and its related entities       Suite 900
United States                                                            Washington, D.C. 20006-1813

Rodd Macklin                          Executive officer of Perseus,      2099 Pennsylvania Avenue
Secretary and Treasurer               LLC and its related entities       Suite 900
United States                                                            Washington, D.C. 20006-1813


         Except as otherwise disclosed elsewhere in this Schedule 13D, to the best of the Reporting Persons' knowledge:

         (a) None of the above persons hold any Common Stock or securities derivative thereof.

         (b) None of the above persons has any contracts, arrangements, understandings or relationships with respect to the Common Stock or securities derivative thereof.

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CUSIP No. 14141A108               SCHEDULE 13D                     Page 33 of 34
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                                     ANNEX G

                    Executive Officers of Perseuspur, L.L.C.

Name/Title/Citizenship                 Principal Occupation              Business Address
----------------------                ---------------------              ----------------
Frank H. Pearl                        Executive officer of Perseus,      2099 Pennsylvania Avenue
Chairman, President and Chief         LLC and its related entities       Suite 900
Executive Officer                                                        Washington, D.C. 20006-1813
United States

Rodd Macklin                          Executive officer of Perseus,      2099 Pennsylvania Avenue
Secretary and Treasurer               LLC and its related entities       Suite 900
United States                                                            Washington, D.C. 20006-1813


         Except as otherwise disclosed elsewhere in this Schedule 13D, to the best of the Reporting Persons' knowledge:

         (a) None of the above persons hold any Common Stock or securities derivative thereof.

         (b) None of the above persons has any contracts, arrangements, understandings or relationships with respect to the Common Stock or securities derivative thereof.

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CUSIP No. 14141A108               SCHEDULE 13D                     Page 34 of 34
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                                     ANNEX H

  Executive Officers of Perseus Acquisition/Recapitalization Management, L.L.C.

Name/Title/Citizenship                 Principal Occupation              Business Address
----------------------                ---------------------              ----------------
Frank H. Pearl                        Executive officer of Perseus,      2099 Pennsylvania Avenue
Chairman, President and Chief         LLC and its related entities       Suite 900
Executive Officer                                                        Washington, D.C. 20006-1813
United States

Kenneth M. Socha                      Executive officer of Perseus,      2099 Pennsylvania Avenue
Senior Managing Director              LLC and its related entities       Suite 900
United States                                                            Washington, D.C. 20006-1813

Rodd Macklin                          Executive officer of Perseus,      2099 Pennsylvania Avenue
Secretary and Treasurer               LLC and its related entities       Suite 900
United States                                                            Washington, D.C. 20006-1813

Ray E. Newton, III                    Executive officer of Perseus,      2099 Pennsylvania Avenue
Managing Director                     LLC and its related entities       Suite 900
United States                                                            Washington, D.C. 20006-1813

         Except as otherwise disclosed elsewhere in this Schedule 13D, to the best of the Reporting Persons' knowledge:

         (a) None of the above persons hold any Common Stock or securities derivative thereof.

         (b) None of the above persons has any contracts, arrangements, understandings or relationships with respect to the Common Stock or securities derivative thereof.